SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement      |_| Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to 240.14-11(c) or 240.14a-12

                                  dELiA*s Inc.
                (Name of Registrant as Specified In Its Charter)

                                  dELiA*s Inc.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0.11.

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            pursuant to Exchange Act Rule 0.11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      (5)   Total Fee Paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
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

                                  dELiA*s Inc.
                                435 Hudson Street
                            New York, New York 10014


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


            We will be holding the annual meeting of stockholders of dELiA*s Inc. ("dELiA*s" or the "Company") at the offices of CIBC World Markets, One World Financial Center, 200 Liberty Street - 40th floor, New York, New York, on Thursday, August 5, 1999, at 11:00 a.m., local time. At our annual meeting, we will ask you to:

            1. Elect two Class III directors to hold office for a term of three years;

            2. Approve the dELiA*s Inc. 1998 Stock Incentive Plan, as amended and restated as of June 28, 1999;

            3. Ratify the appointment of Ernst & Young LLP as our independent public accountants; and

            4. Transact such other business as may properly come before the meeting and any adjournments thereof.

      If you were a stockholder of record at the close of business on June 28, 1999, you may vote at the Annual Meeting.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                              By Order of the Board of Directors

                                              Alex S. Navarro
                                              Secretary

July 6, 1999
                                  dELiA*s Inc.
                                435 Hudson Street
                            New York, New York 10014

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 5, 1999

            The accompanying proxy is solicited by and on behalf of the Board of Directors of dELiA*s Inc., a Delaware corporation ("dELiA*s" or the "Company"), to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of CIBC World Markets, One World Financial Center, 200 Liberty Street - 40th floor, New York, New York, on Thursday, August 5, 1999, at 11:00 a.m., local time,, and at any adjournments thereof.

            When the accompanying proxy is properly executed and returned, the shares of our common stock, par value $ .01 per share, it represents will be voted at the meeting in accordance with the directions noted thereon and, if no direction is indicated, the shares it represents will be voted: (i) FOR the election of the two nominees for Class III Directors listed herein; (ii) FOR the approval of the dELiA*s Inc. 1998 Stock Incentive Plan (the "1998 Incentive Plan"), as amended and restated as of June 28, 1999; (iii) FOR the ratification of the appointment of Ernst & Young LLP as our independent public accountants for the current fiscal year; and (iv) in the discretion of the holders of the proxy with respect to any other business that may properly come before the meeting and at any adjournments thereof. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to our Secretary a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the Annual Meeting in person may withdraw his proxy and vote his shares.

            We will bear the cost of this solicitation of proxies. We will make solicitations primarily by mail; however, our officers and employees may solicit proxies personally or by telephone or by telegram. We will not compensate those persons specially for such services. We may reimburse brokers, banks, custodians, nominees and fiduciaries holding shares of our common stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

            A copy of the Notice of Annual Meeting of Stockholders accompanies this Proxy Statement. This Proxy Statement will first be mailed to our stockholders on or about July 6, 1999.

                                  VOTING RIGHTS

            Only holders of record of shares of our common stock at the close of business on June 28, 1999 will be entitled to notice of and to vote at the Annual Meeting. On that date, we had outstanding 14,859,522 shares of our common stock, the holders of which are entitled to one vote per share on each matter to come before the Annual Meeting. Voting rights are non-cumulative.

            The presence, in person or by proxy, of stockholders holding a majority of the outstanding shares of our common stock will constitute a quorum at the Annual Meeting. Directors will be elected at the Annual Meeting by a plurality of the votes cast (i.e., the two nominees receiving the greatest number of votes will be elected as directors). The affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting will be required to approve the 1998 Incentive Plan and ratify the appointment of Ernst & Young LLP. Abstentions and broker non-votes (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                    BENEFICIAL OWNERSHIP OF VOTING SECURITIES

            The following table sets forth information as of June 28, 1999 with respect to our common stock beneficially owned by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each director individually, (iii) each named executive officer individually and (iv) all executive officers and directors as a group.

                                                                 Shares
                                                            Beneficially Owned
                                                            ------------------

Name and Address 5% Stockholders                           Number       Percent
--------------------------------                           ------       -------

Stephen I. Kahn (1).....................................  6,387,170      42.6%
 435 Hudson Street
 New York, New York 10014

Gilder Gagnon Howe & Co. (2)............................  1,612,597      11.0
 1775 Broadway
 New York, New York 10019

Geraldine Karetsky (3)..................................  1,028,098       6.9
 1660 Silverking Drive
 Aspen, Colorado 81611

Estate of Sidney S. Kahn ...............................    848,084       5.7
 14 East 60th Street
 New York, New York 10014

Other Executive Officers and Directors
--------------------------------------

Christopher C. Edgar (4)................................    708,163       4.7
Evan Guillemin (4)......................................    128,942        *
Kent Trowbridge (4).....................................     50,077        *
Alex S. Navarro (4).....................................     50,000        *
Joseph J. Pinto (4) (5).................................     41,000        *
S. Roger Horchow (4)....................................     26,000        *
Clare R. Copeland ......................................         --        --

Directors and executive officers as a group
(10 individuals)........................................  7,439,190      48.4%

----------
*     Less than 1%.

(1) Includes (a) 2,999,825 shares of our common stock directly owned by Mr. Kahn, (b) 216,000 shares of common stock issuable upon exercise of an option and (c) 3,171,345 shares of common stock as to which Mr. Kahn has the sole power to vote pursuant to a stockholders agreement.

(2) Based on an amendment to a Schedule 13G filing made on February 16, 1999. According to the filing, the shares of our Common Stock are held in customer accounts over which members and/ or employees of Gilder Gagnon Howe & Co. LLC have discretionary authority to dispose of and/ or direct disposition of shares.

(3) Includes 7,356 shares of common stock owned by Ms. Karetsky as trustee for the Ruth Kahn Trust f/b/o Sidney Kahn. Ms. Karetsky shares power to dispose of such shares.

(4) Includes shares of common stock issuable upon exercise of options as follows: Mr. Edgar--162,000 shares; Mr. Guillemin--120,000 shares; Mr. Trowbridge--20,000 shares; Mr. Navarro--50,000 shares; Mr. Pinto--16,000 shares; and Mr. Horchow--16,000 shares.

(5) Includes 15,000 shares of common stock owned by Mr. Pinto as trustee. Mr. Pinto has the power to dispose of and vote such shares.


Family Stockholders Agreement

            Certain members of Stephen I. Kahn's family and trusts for the benefit of such persons (the "Family Holders") and Stephen I. Kahn have entered into a stockholders agreement with us (the "Family Stockholders Agreement".) The Family Stockholders Agreement gives Stephen I. Kahn the right to vote all the shares of common stock owned by the Family Holders on all matters that come before our stockholders. We believe the Family Holders, collectively, owned 21.3% of the outstanding common stock as of June 28, 1999. The Family Stockholders Agreement will expire on December 18, 2006.

                        PROPOSAL 1: ELECTION OF DIRECTORS

            Our Board of Directors consists of three classes of directors, with terms expiring in successive years. The Board has nominated two current Class III directors, Stephen I. Kahn and Christopher C. Edgar for reelection with terms to expire in 2002. The terms of the current Class I directors (S. Roger Horchow and Joseph J. Pinto) expire in 2000 and the terms of the current Class II directors (Geraldine Karetsky and Clare R. Copeland) expire in 2001.

            In the absence of instructions to the contrary, the shares of our common stock represented by a proxy delivered to the Board of Directors will be voted FOR Mr. Kahn and Mr. Edgar. Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. However, if either Mr. Kahn or Mr. Edgar should become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

            The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the Annual Meeting will be required to elect each director nominee.

                                   MANAGEMENT

Executive Officers and Directors

            Our executive officers and directors (including the current directors who are nominees and the continuing directors) are as follows:

Name                                      Age   Position
----                                      ---   --------
Stephen I. Kahn (1)(2).................   34    Chief Executive Officer and
                                                 Chairman of the Board

Christopher C. Edgar...................   33    Chief Operating Officer and
                                                 Vice Chairman of the Board

Evan Guillemin.........................   34    President, Chief Financial
                                                 Officer and Treasurer

Clare R. Copeland......................   63    Director

S. Roger Horchow (1)(3)................   70    Director

Geraldine Karetsky.....................   58    Director

Joseph J. Pinto (1)(2)(3)..............   66    Director

Karen Christensen Shaffer..............   32    Senior Vice President and
                                                 Controller

Alex S. Navarro........................   30    Senior Vice President, General
                                                 Counsel and Secretary

Kent Trowbridge........................   35    Senior Vice President of
                                                 Operations

----------
(1)   Member of Audit Committee.
(2)   Member of Compensation Committee.
(3)   Member of Stock Incentive Plan Committee.


      Stephen I. Kahn has served as our Chief Executive Officer since co-founding our business in 1993 and as Chairman of our Board of Directors since October 1996 and, until recently, served as our President. Since September 1997, he has also served as President, Chief Executive Officer and Chairman of the board of directors of iTurf Inc., our 72%-owned, publicly-traded Internet-focused subsidiary. He also served as a member of the board of managers of dELiA*s LLC (a predecessor of ours). Prior to that, he worked at PaineWebber Group, Inc., an investment banking and brokerage firm, primarily in the merchant banking group. He is a director of Happy Kids Inc., a publicly-traded designer and marketer of custom-designed, licensed and branded children's apparel, and Danier Leather Inc., a publicly-traded integrated designer, manufacturer and retailer of high quality, high fashion leather and suede clothing.

      Christopher C. Edgar has served as our Chief Operating Officer since co-founding our business in 1993, joined our Board of Directors in October 1996 and was recently elected Vice Chairman. Mr. Edgar has also served as a Vice President and a member of the board of iTurf since iTurf's incorporation in 1997. He also served as a member of the board of managers of dELiA*s LLC. Mr. Edgar oversees catalog publishing, marketing, merchandising and inventory management for dELiA*s.

      Evan Guillemin has served as our Chief Financial Officer and Treasurer since July 1996 and as our President since March 1999. Mr. Guillemin has also served as a Vice President since January 1999 and previously served as the Chief Financial Officer of iTurf. Prior to joining us, he worked first as an associate with and later as a director of acquisitions for K-III Communications Corporation, a media investment company. From 1992 to 1994, he was executive vice president of The New York Observer Co., with responsibility for the sales, marketing and finance for that company's regional newspaper group.

      Clare R. Copeland joined our Board of Directors in June 1999. From 1993 to 1999, he served as President and Chief Executive Officer of Peoples Jewellers Corporation, Canada's largest jewelry chain. He is also the Chairman of Toronto Hydro, North America's second largest utility, and a member of the Board of Directors of several companies including Scott's Restaurants, RIOCAN, Canada's largest retail REIT, Molson Indy Foundation and Danier Leather Inc. He is also a Member of the Executive Committee of the Retail Council of Canada and the Advisory Board of Richard Ivey School of Business.

      S. Roger Horchow joined our Board of Directors in October 1996. He was the founder and chairman of the Horchow Collection, a direct marketer of specialty home and fashion products, from 1971 until 1990. He has been chairman of R. Horchow Productions Inc., a theatrical production company, since 1990.

      Geraldine Karetsky served as a member of the board of managers of dELiA*s LLC since 1994 and joined our Board of Directors in October 1996. She is a private investor and venture capitalist.

      Joseph J. Pinto joined our Board of Directors in November 1996. He is a private investor. From 1981 to 1997, Mr. Pinto was a director and officer of Sefinco Ltd. (and a predecessor), the U.S.-based private investment affiliate of Entrecanales Y Tavora SA, a Spanish conglomerate with interests in construction and merchant banking.

      Karen Christensen Shaffer has served as our Senior Vice President and Controller since January 1995. Prior to joining dELiA*s, Ms. Shaffer practiced law with the firm of Certilman Balin Adler & Hyman.

      Alex S. Navarro has served as our Senior Vice President of Development and Legal Affairs, General Counsel and Secretary since April 1997. He has also served as the Chief Operating Officer and Secretary of iTurf since December 1998 and previously served iTurf as Senior Vice President of Operations from December 1997. Prior to joining us, Mr. Navarro was associated with the law firm of Proskauer Rose LLP.

      Kent Trowbridge has served as our Senior Vice President of Operations since February 1995. Prior to joining us, Mr. Trowbridge was a market strategist at Josephthal, Lyon and Ross.

      Ms. Karetsky is Mr. Kahn's aunt. There are no other family relationships among our directors and executive officers.

Meetings of our Board of Directors

            During the fiscal year ended January 31, 1999 ("fiscal 1998"), the Board of Directors held six meetings. Each member of the Board was present at each meeting, except that Mr. Horchow did not attend one meeting. Each member of the Board who sits on a committee of the Board was present at each meeting of that committee during such period.

Committees of the Board of Directors

            Audit Committee. The Audit Committee, a majority of whose members are directors who are neither members of our management nor members of the Kahn family, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. The Audit Committee met once during fiscal 1998.

            Compensation Committee. The Compensation Committee approves the salaries and other benefits of our executive officers and is authorized to administer our compensation plans (other than our stock incentive plans). In addition, the Compensation Committee is authorized to consult with our management regarding our pension and other benefit plans and compensation policies and practices. The Compensation Committee met three times during fiscal 1998.

            Stock Incentive Plan Committee. The Stock Incentive Plan Committee, consisting solely of directors who, to the extent legally required, qualify as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and as "non-employee directors" under Rule 16b-3(c) of the Securities Exchange Act of 1934, administers our stock incentive plans.

Compensation of Directors

      We pay our directors who are neither employees nor members of the Kahn family $1,500 for each directors' meeting and each committee meeting attended (plus reimbursement for out-of-pocket expenses). Under our 1996 Stock Incentive Plan (the "1996 Incentive Plan") and the 1998 Incentive Plan (together with the 1996 Incentive Plan, the "Incentive Plans"), each non-employee director who is not a member of the Kahn family was granted an option to purchase 40,000 shares of our common stock at an exercise price per share equal to the initial public offering price. All options granted to non-employee directors will become exercisable at the rate of 20% on each of the first five anniversaries of the date of grant, assuming the non-employee director is a director on those dates, and all such options generally will cease to be exercisable ten years from the date of grant. Upon a Change of Control (as defined in the Incentive Plans) and, in the case of directors elected prior to November 15, 1996 who are neither members of our management nor members of the Kahn family, upon a termination of directorship other than for cause or as a result of a refusal to stand for re-election, all options (which have not yet expired) will automatically become exercisable. Directors who are employees or members of the Kahn family are not compensated for services as directors.

Executive Compensation

                           Summary Compensation Table

      The following table sets forth certain information concerning compensation awarded to, earned by or paid during the past three years to those persons who were, at January 31, 1999, our Chief Executive Officer, and our four most highly compensated executive officers (collectively, the "named executive officers"). Except as disclosed below, the aggregate value of all perquisites and other personal benefits, securities or property did not exceed 10% of the total of annual salary and bonus for each named executive officer.

                                            Annual Compensation              Long-Term Compensation
                                            -------------------              ----------------------
                                                                                             Securities
                                      Fiscal                              Restricted         Underlying
Name and Principal Position            Year   Salary ($)   Bonus ($)    Stock Awards ($)     Options (#)
---------------------------            ----   ----------   ---------    ----------------     -----------
Stephen I. Kahn                        1998   $ 100,000          --                   --      1,095,125 (1)
  Chairman of the Board and            1997     100,000          --                   --         80,000
  Chief Executive Officer              1996      37,773   $  35,000                   --             --

Christopher C. Edgar                   1998   $ 117,308          --                   --        530,250 (2)
  Vice Chairman of the Board and       1997     103,846          --                   --         60,000
  Chief Operating Officer              1996      43,654   $  26,500                  (3)             --

Evan Guillemin (4)                     1998   $ 117,308          --                   --        406,250 (5)
  President, Chief Financial Officer   1997     103,846          --                   --             --
  and Treasurer                        1996      29,808          --                   --        250,000

Alex S. Navarro (6)                    1998   $  85,000   $  25,000                   --        424,688 (7)
  Senior Vice President,               1997      57,077          --                   --         55,000
  General Counsel and Secretary

Kent Trowbridge (8)                    1998   $  90,000   $  20,000                   --        200,000 (9)
  Senior Vice President                1997      80,000          --                   --             --
                                       1996      23,654          --                 (10)             --

(1) Includes repricing of previously granted options to purchase 216,000 shares of our common stock and options to purchase 503,125 shares of Class A common stock of iTurf.

(2) Includes repricing of previously granted options to purchase 162,000 shares of our common stock and options to purchase 86,250 shares of Class A common stock of iTurf.

(3) Mr. Edgar received a grant of a restricted interest in Delia's LLC, our predecessor, on February 1, 1996. Prior to our initial public offering, this interest was converted into 60,705 shares of our common stock.

(4) Mr. Guillemin's employment with our predecessor, Delia's LLC, commenced in July 1996.

(5) Includes repricing of previously granted options to purchase 270,000 shares of our common stock and options to purchase 86,250 shares of Class A common stock of iTurf.

(6)   Mr. Navarro's employment with us commenced on April 1, 1997.

(7) Includes repricing of previously granted options to purchase 180,000 shares of our common stock and options to purchase 179,688 shares of Class A common stock of iTurf.

(8) Mr. Trowbridge's employment with our predecessor, Delia's LLC, commenced in July 1996.

(9) Includes repricing of previously granted options to purchase 100,000 shares of our common stock.

(10) Mr. Trowbridge received a grant of a restricted interest in Delia's LLC, our predecessor, on February 1, 1996. Prior to our initial public offering, this interest was converted into 198,091 shares of our common stock.

                        Option Grants in Last Fiscal Year

      The following table sets forth certain information with respect to individual grants of stock options made during fiscal 1998 to each of the named executive officers who received stock options grants in such year. Unless otherwise noted below, all options granted represent options to purchase shares of our common stock. We did not make any SAR grants in fiscal 1998.

                                                                                     Potential Realizable Value
                                             Percent of                              at Assumed Annual Rates of
                                                Total                                 Stock Price Appreciation
                               Number of       Options                                    for Option Term (7)
                              Securities     Granted to                              ---------------------------
                              Underlying      Employees   Exercise
                                Options      In Fiscal      Price     Expiration
Name                          Granted (#)     Year (1)     ($/Sh)        Date           5% ($)          10% ($)
----                          -----------     --------     ------        ----           ------          -------
Stephen I. Kahn                80,000 (2)          1.6%     $27.75     2/20/08       $1,396,146       $3,538,108
                               80,000 (2)          1.6       26.00      3/9/08        1,308,101        3,314,984
                              216,000 (3)          4.4        5.75       (3)            762,683        1,922,926
                               40,000              0.8        5.75     9/15/08          144,646          366,561
                              176,000              3.6        8.25     12/1/08          913,155        2,314,114
                              503,125 (4)         35.4        9.36      1/1/09        2,961,622 (4)    7,505,332 (4)

Christopher C. Edgar           60,000 (2)          1.2       27.75     2/20/08        1,047,110        2,653,581
                               60,000 (2)          1.2       26.00      3/9/08          981,076        2,486,238
                              162,000 (3)          3.3        5.75       (3)            585,815        1,484,571
                               74,000              1.5        5.75     9/15/08          267,594          678,137
                               88,000              1.8        8.25     12/1/08          456,577        1,157,057
                               86,250 (4)          6.1        9.36      1/1/09          507,706 (4)    1,286,628 (4)

Evan Guillemin                 50,000 (2)          1.0       27.75     2/20/08          872,591        2,211,318
                              270,000 (3)          5.5        5.75       (3)            976,359          976,359
                               86,250 (4)          6.1        9.36      1/1/09          507,706 (4)    1,286,628 (4)

Alex S. Navarro                15,000 (2)          0.3       27.75     2/20/08          261,777          663,395
                                5,000 (2)          0.1       25.13      4/1/08           79,005          200,214
                               75,000 (5)(2)       1.5       15.88       (5)            658,620        1,624,382
                               30,000 (2)          0.6       18.00     7/15/08          339,603          860,621
                              105,000 (6)          2.1        5.75       (6)            350,810          874,872
                               15,000              0.3        5.75     9/15/08           54,242          137,460
                              179,688 (4)         12.7        9.36      1/1/09        1,057,725 (4)    2,680,483 (4)

Kent Trowbridge               100,000 (2)          2.0       18.00     7/15/08        1,132,010        2,868,736
                              100,000 (6)          2.0        5.75       (6)            361,614          916,402

(1) Options to purchase iTurf Class A common stock are not included in the calculation of percentage of total options granted for dELiA*s option grants and the calculation of percentage of total options granted for iTurf grants reflects only options to purchase common stock of that subsidiary.

(2) These options were subsequently cancelled or voluntarily forfeited in connection with a repricing.

(3) This grant relates to the repricing, in September 1998, of 90% of options previously granted to this executive officer. Repriced options retained their original vesting and expiration terms. In connection with the repricing, the officer voluntarily forfeited 10% of previously granted options and 10% of future grants which we had agreed to recommend to the Board under his current agreement.

(4) These options represent options to purchase common stock of iTurf. The estimated fair market value of $9.36 at the date of grant was used in the calculations of potential realizable value as there was not public trading market for iTurf common stock at option grant date.

(5) This grant relates to the repricing, in June 1998, of all options previously granted to this officer. Repriced options retained their original vesting and expiration terms.

(6) This grant relates to the repricing, in September 1998, of all options previously granted to this officer. Repriced options retained their original vesting and expiration terms.

(7) The assumed annual rates of appreciation of 5% and 10% would result in the price of a share of our common stock increasing from $16.50 at January 31, 1999 to $26.88 and $42.80, respectively, over ten years. The same assumed rates of appreciation would result in the price of a share of iTurf Class A common stock increasing from an assumed January 31, 1999 market value of $11.00 to $17.92 and $28.53, respectively, over ten years.

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values

      The following table summarizes options exercised during fiscal 1998 and presents certain information concerning unexercised options held by the named executive officers as of January 31, 1999.

                                                        Number of Securities        Value of Unexercised
                             Shares                    Underlying Unexercised      In-the-Money Options at
                            Acquired                   Options at Fiscal Year-          Fiscal Year-End
                               on        Value            End Exercisable/              Exercisable (E)/
Name                        Exercise    Realized           Unexercisable               Unexercisable (U)
------------------------------------------------------------------------------------------------------------
Stephen I. Kahn                                        72,000 / 863,125 (1)        $774,000 / $4,255,125 (1)

Christopher C. Edgar                                   54,000 / 356,250 (1)          580,500 / 2,823,950 (1)

Evan Guillemin              15,000      $253,125       30,000 / 311,250 (1)          322,500 / 2,560,200 (1)

Alex S. Navarro              5,000        72,344       10,000 / 284,688 (1)          107,500 / 1,423,438 (1)

Kent Trowbridge                                            0 / 100,000                     0 / 1,075,000

(1) Unexercisable options held by Messrs. Kahn, Edgar, Guillemin and Navarro include options to purchase 503,125, 86,250, 86,250 and 179,688 shares, respectively, of iTurf common stock. All such options were in-the-money at the end of the fiscal year (January 31, 1999) at which time they had intrinsic values of $825,125, $141,450, $141,450 and $294,688, respectively, using an assumed year-end market value of $11.00, which is based on the initial public offering price expected as of that date.

                           Ten Year Option Repricings

            The following table sets forth certain information concerning stock options repriced during fiscal 1998, including (i) the name of each executive officer whose options were repriced, (ii) the date of any such repricing, (iii) the number of securities underlying repriced options, (iv) the per share market price of the underlying security at the time of the repricing, (v) the original exercise price of the option at the time of repricing, (vi) the per share exercise price of the repriced option and (vii) the length of the original option term remaining at the date of exchange.

                                                Number of     Market     Exercise                             Length of
                                               Securities    Price of      Price                           Original Option
                                               Underlying    Stock at    at Time                            Term Remaining
                                                 Options     Time of     of                                   at Date of
Name                                Date        Repriced     Repricing   Repricing    New Exercise Price      Repricing
----                                ----        --------     ---------   ---------    ------------------      ---------
Stephen I. Kahn                    9/15/98        72,000        $5.75      $18.25           $5.75               8.5 years
 Chairman of the Board and         9/15/98        72,000         5.75       27.75            5.75               9.4 years
 Chief Executive Officer           9/15/98        72,000         5.75       26.00            5.75               9.5 years

Christopher C. Edgar               9/15/98        54,000         5.75       18.25            5.75               8.5 years
 Vice Chairman of the Board        9/15/98        54,000         5.75       27.75            5.75               9.4 years
 and Chief Operating Officer       9/15/98        54,000         5.75       26.00            5.75               9.5 years

Evan Guillemin                     9/15/98       225,000         5.75       11.00            5.75               8.3 years
 President, Chief Financial        9/15/98        45,000         5.75       27.75            5.75               9.4 years
 Officer and Treasurer

Alex S. Navarro                    6/22/98        55,000        15.875      16.75           15.875              8.8 years
 Senior Vice President,            6/22/98        15,000        15.875      27.75           15.875              9.7 years
 General Counsel and
 Secretary                         6/22/98         5,000        15.875      25.125          15.875              9.8 years
                                   9/15/98        55,000         5.75       15.875           5.75               8.5 years
                                   9/15/98        15,000         5.75       15.875           5.75               9.4 years
                                   9/15/98         5,000         5.75       15.875           5.75               9.5 years
                                   9/15/98        30,000         5.75       18.00            5.75               9.8 years

Kent Trowbridge                    9/15/98       100,000         5.75       18.00            5.75               9.8 years
   Senior Vice President

Karen Christensen Shaffer          9/15/98       100,000         5.75       18.00            5.75               9.8 years
   Senior Vice President

Employment Agreements

      In connection with our initial public offering in December 1996, Messrs. Kahn and Edgar (the "Executives") entered into three-year agreements with us providing for the continuation of their employment as Chairman of the Board and Chief Executive Officer and as Vice Chairman of the Board (since election on March 17, 1999) and Chief Operating Officer, respectively, at minimum annual salaries of $100,000 and $150,000 (increased from $100,000 effective September 15, 1998), respectively, subject to annual upward adjustment in proportion to the increase in the consumer price index plus such increases in salary and such bonuses as the Board of Directors may from time to time approve. If an Executive dies, or, as a result of disability, is unable to perform substantially all his duties for a period of nine consecutive months, we may terminate his employment (not earlier than 30 days and not later than 90 days after the expiration of the nine-month period), in which event the Executive (or his heirs or estate) will be entitled to his salary for the remainder of the term of the agreement. Mr. Guillemin has entered into an employment agreement with us providing for the continuation of his employment as President (since election on March

17, 1999), Chief Financial Officer and Treasurer at an annual salary of $150,000 (increased from $100,000 effective September 15, 1998) on substantially the same terms and conditions as the Executives, except that the term of Mr. Guillemin's agreement expires on July 31, 2001.

            In connection with the initial public offering of iTurf on April 14, 1999, Mr. Kahn has entered into a three-year agreement with iTurf providing for the continuation of his employment as that company's Chairman of the Board and Chief Executive Officer at terms identical to the agreement between Mr. Kahn and dELiA*s described above. Mr. Navarro has also entered into an agreement with iTurf providing for the continuation of his employment as that company's Chief Operating Officer at an annual salary of $125,000 on substantially the same terms and conditions as Mr. Kahn.

Compensation Committee and Stock Incentive Plan Committee Report

            The following Report of the Compensation Committee and the Stock Incentive Plan Committee of our Board of Directors describes the compensation policies and rationales applicable to our executive officers. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Securities Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

            Executive Compensation Policy. Our executive compensation policy is designed to attract, motivate and retain the executive talent required to develop and achieve our strategic and operating goals and to create a mutuality of interest between executive officers and stockholders through compensation structures that share the rewards and risks of strategic business planning and implementation. This policy is manifested in an entrepreneurial compensation model, heavily weighted towards incentive compensation. We believe this approach is appropriate and beneficial to the long-term interests of our stockholders, in light of our operating needs and the existing equity ownership in the Company of certain executive officers.

            Base Salaries. In fiscal 1996 and 1997, dELiA*s entered into substantially similar employment agreements with Stephen I. Kahn, our Chief Executive Officer, Christopher C. Edgar, our Chief Operating Officer, Evan Guillemin, our President (since election on March 17, 1999) and Chief Financial Officer, and Alex S. Navarro, our Senior Vice President, General Counsel and Secretary that provided for guaranteed annual compensation of $100,000, $100,000, $100,000 and $90,000, respectively (as adjusted annually for cost of living increases). In fiscal 1998, the employment agreements of Messrs. Edgar, Guillemin and Navarro were amended to provide for annual guaranteed cash compensation of $150,000, $150,000, and $105,000 respectively. Kent Trowbridge, our Senior Vice President of Operations, received a base salary of $90,000 in fiscal 1998. We believe these compensation levels are substantially below the salaries offered to executive officers of comparable public companies. The executives' employment agreements contemplate periodic review by the Board of Directors. We expect that adjustments will be made in a manner consistent with the attainment of individual goals and our overall operating and financial performance.

            Bonuses. The employment agreements each provide for a discretionary bonus (except for Mr. Navarro's agreement which also provides for a guaranteed bonus). The Compensation Committee recommends the amount of any discretionary bonus to be awarded, taking into account our operating results as well as such other factors as the Committee deems appropriate and in the best interests of us and our stockholders. Mr. Trowbridge was awarded a discretionary bonus of $20,000 in fiscal 1998 (in recognition of his individual contributions and overall corporate performance in fiscal 1997). No other named executive officer received a discretionary cash bonus during fiscal 1998.

            Incentive Compensation. Our policy is to provide our executive officers with long-term incentive compensation primarily through grants of stock options. Grants of options to purchase dELiA*s common stock are recommended either by the entire Board of Directors or the Compensation Committee and approved by the Stock Incentive Plan Committee. In the case of options to purchase iTurf common stock, grants are approved by that company's board directors or an authorized committee thereof. The Stock Incentive Plan Committee consists of two non-employee independent directors who are not related to any executive officer.

            We believe that stock options provide our executive officers with the opportunity to purchase and maintain an equity interest in dELiA*s and to share in the appreciation of the value of the stock. We believe that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods to encourage key employees to continue in our employ. All options to executive officers were granted at the fair market value of our common stock on the date of grant.

            Option grants to the Company's named executive officers, as recommended by the Compensation Committee and approved by the Stock Incentive Plan Committee, are set forth elsewhere in this proxy statement in the table captioned "Option Grants in Last Fiscal Year," which is incorporated herein by reference. These grants include the acceleration of certain grants of options previously recommended by the Compensation Committee, which grants were scheduled to be made in March of 1999, 2000 and 2001 to Messrs. Edgar and Kahn, and grants which were scheduled to be made in April of 1999, 2000 and 2001 to Mr. Navarro. A portion of these grants were made in September 1998 and a portion were made in December 1998. Accordingly, in September 1998, Messrs. Edgar, Kahn and Navarro were granted 74,000, 40,000 and 15,000 options respectively. In December 1998, Messrs. Edgar and Kahn were granted 88,000 and 176,000 options, respectively.

            In June 1998, the Compensation Committee and the Board of Directors recommended a program, approved by the Stock Incentive Plan Committee, to reprice outstanding stock options held by employees and officers other than the three senior executive officers of the Company (Messrs. Edgar, Guillemin and Kahn). Options held by directors were not repriced.

            In September 1998, the Compensation Committee and the Board of Directors recommended an additional program, approved by the Stock Incentive Plan Committee, to reprice stock options held by substantially all of our employees, officers and non-employee directors. In connection with the September 1998 repricing, the three senior executive officers of the Company (Messrs. Edgar, Guillemin and Kahn) forfeited 10% of each grant of options previously made to them. In addition, Messrs. Edgar and Kahn agreed to waive the granting of 10% of options which the Compensation Committee had previously recommended be granted to them but which had not yet been granted.

            Detailed information regarding the repricing of options held by named executive officers is set forth elsewhere in this prospectus in the table captioned "Ten Year Option Repricings" which is incorporated herein by reference.

            The decisions to recommend the foregoing repricing plans were made after significant declines in the price of our common stock. It was the view of the Compensation Committee, the Stock Incentive Plan Committee and the Board of Directors that stock option grants with exercise prices that were substantially above the current market price of the common stock would undermine the intended purpose of stock options, namely to provide incentives to the our officers and employees. In deciding to reprice options held by the three senior executive officers in the September program, we also considered the forfeitures of options held by those officers. The Compensation Committee recommended the repricings as a means of ensuring that employees will continue to have meaningful equity incentives to motivate such employees to strive for the success of the Company. We believe this is critical for the Company's long-term best interest. We believe that such equity incentives are a significant factor in the Company's ability to retain and motivate key employees who are critical to the Company's long-term success, particularly given the below-market cash compensation paid by the Company to its executive officers. We believe that the disparity between the exercise prices of these options at their original exercise prices and the market prices of our common stock at the time of the repricings did not provide meaningful incentives to the employees holding these options. As a result, we determined that repricing was necessary step to retain key employees.

            Employee stock options were generally originally granted at fair market value on the date of original grant. Accordingly, to maintain incentive structure originally intended, the Compensation Committee recommended, and the Stock Incentive Plan Committee approved, that the exercise prices of the options being repriced be set at the fair market value of our common stock on the date of the approval of each of the repricing programs.

            Compensation of the Chief Executive Officer. As discussed under "Management--Employment Agreements" and above, dELiA*s entered into an employment agreement with Stephen I. Kahn during fiscal 1996, prior to the initial public offering of our common stock and the formation of the Compensation Committee. Pursuant to such agreement, Mr. Kahn's base salary in fiscal 1998 was $100,000, subject to adjustment by the Board of Directors and the award of cash bonus recommended by the Board of Directors. As described above, Mr. Kahn's salary was not adjusted and he was not awarded any cash bonus during fiscal 1998. The relatively low cash compensation paid to Stephen I. Kahn, our Chief Executive Officer during fiscal 1998, in comparison to compensation paid to chief executive officers of comparable public companies, results from such officer's request that he not receive higher compensation. Mr. Kahn and the Committee believe that, since Mr. Kahn is our largest single stockholder, his interests and those of other stockholders are aligned, and therefore it is more advantageous to him and our stockholders for us to use cash for enhancing our operating performance rather than for providing additional compensation to our chief executive officer.

            Notwithstanding the foregoing, the Committee intends to periodically review and, if appropriate, adjust, Mr. Kahn's base salary and bonus awards in a manner consistent with the attainment of individual goals and our overall operating and financial performance.

            At Mr. Kahn's request, the only additional compensation awarded to him in fiscal 1998 was in the form of the stock option grants described above. We reviewed data relating to the total compensation awarded to chief executive officers of comparable public companies. Based upon our review of such data, our comparison of Mr. Kahn's compensation to such data and our evaluation of Mr. Kahn successful stewardship of dELiA*s through a period of substantial sales and earnings growth, important strategic acquisitions and the development of new businesses, and Mr. Kahn's agreement to forego certain additional future stock option grants, we recommended the approval of the stock option grants to Mr. Kahn and the repricing affecting some of those grants described above.

            Notwithstanding Mr. Kahn's membership on the Committee, it is the intention of the Committee that he did not, and will not, participate in the determination of his own compensation. In addition, as noted above, all recommendations of the Compensation Committee with respect to equity incentive compensation are subject to the approval of the Stock Incentive Plan Committee, which consists of two non-employee independent directors.

                                              The Compensation Committee
                                              The Stock Incentive Plan Committee

                                              S. Roger Horchow
                                              Stephen I. Kahn
                                              Joseph J. Pinto

Compensation Committee Interlocks and Insider Participation

            The Compensation Committee currently consists of Stephen I. Kahn and Joseph J. Pinto. Sidney Kahn, Stephen I. Kahn's father served on the Compensation Committee during fiscal 1998 but passed away in April 1999. Stephen
I. Kahn is our Chief Executive Officer and President. The Stock Incentive Committee currently consists of S. Roger Horchow and Joseph J. Pinto. Other than the foregoing, there were no compensation committee interlocks or insider participation during fiscal 1998.

PROPOSAL 2: APPROVAL OF OUR 1998 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED AS OF JUNE 28, 1999

            On December 1, 1998, our Board of Directors approved the 1998 Incentive Plan, which provides for the following types of awards to employees of dELiA*s and its subsidiaries: (i) stock options, including incentive stock options and non-qualified stock options; (ii) stock appreciation rights, in tandem with stock options or freestanding; and (iii) restricted stock. Awards may be granted singly, in combination or in tandem, as determined by a committee of our Board of Directors that administers the plan. In addition, the 1998 Incentive Plan provides for the nondiscretionary grant of stock options to non-employee directors. See "Management--Compensation of Directors."

            Our Board of Directors recently determined that it was in our best interests to amend the 1998 Incentive Plan. Effective June 28, 1999, the Board of Directors approved an Amended and Restated version of the 1998 Incentive Plan to be effective upon stockholder approval, and now submits the 1998 Incentive Plan to our stockholders for their approval.

            The amendment to the 1998 Incentive Plan provides that the aggregate number of shares of our common stock which may be issued or used for reference purposes under the Incentive Plan or with respect to which other awards may be granted thereunder be increased from 1,000,000 to 2,000,000.

            The Board of Directors recommends the approval by the stockholders of the 1998 Incentive Plan, as amended and restated. In the absence of instructions to the contrary, the shares of our common stock represented by a proxy delivered to the Board of Directors will be voted FOR the approval of the 1998 Incentive Plan, as amended and restated.

Summary of the 1998 Incentive Plan, as amended and restated

            The following description of the 1998 Incentive Plan, which gives effect to the proposed amendment, is a summary and is qualified in its entirely by reference to the text of the 1998 Incentive Plan, which is attached as Exhibit A. The proposed amendment is shown in italics in Exhibit A.

            Purpose. The purpose of the 1998 Incentive Plan is to enhance the profitability and value of dELiA*s for the benefit of its stockholders by enabling us (i) to offer employees and consultants of dELiA*s and its subsidiaries stock-based incentives and other equity interests, thereby creating a means to raise the level of stock ownership by employees and consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our stockholders and (ii) to make equity-based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and our stockholders.

            Administration. The 1998 Incentive Plan is administered by the Stock Incentive Committee of our Board of Directors which is intended to be comprised solely of two or more directors qualifying as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "non-employee directors" as defined in Rule 16b-3 of the Securities Exchange Act. The Stock Incentive Committee has full authority and discretion, subject to the terms of the 1998 Incentive Plan, to determine those employees and consultants of dELiA*s or its subsidiaries eligible to receive awards and the amount and type of awards. Terms and conditions of awards will be set forth in written grant agreements, the terms of which will be consistent with the terms of the 1998 Incentive Plan. Awards under the 1998 Incentive Plan may not be made on or after the tenth anniversary of the date of its adoption, but awards granted prior to such date may extend beyond that date.

            Available Shares and Other Units. A maximum of 2,000,000 shares of our common stock may be issued or used for reference purposes pursuant to the 1998 Incentive Plan. The maximum number of shares of common stock subject to each of stock options or stock appreciation rights that may be granted to any individual under the 1998 Incentive Plan is 400,000 for each fiscal year during the term of the 1998 Incentive Plan. If a stock appreciation right is granted in tandem with a stock option, it shall apply against the individual limits for both stock options and stock appreciation rights, but only once against the maximum number of shares available under the 1998 Incentive Plan.

            In general, upon the termination, cancellation or expiration of an award, the unissued shares of common stock subject to such awards will again be available for awards under the 1998 Incentive Plan, but will still count against the individual specified limits for the applicable fiscal year.

            The Stock Incentive Committee may make appropriate adjustments to the number and kind of shares available for awards and the terms of outstanding awards under the 1998 Incentive Plan to reflect any change in our capital stock, split-up, stock dividend, special distribution to stockholders, combination or reclassification with respect to any outstanding series or class of stock or consolidation, merger or sale of all or substantially all of our assets, or any similar change affecting our capital structure or business.

            Types of Awards. The 1998 Incentive Plan provides for the grant of any or all of the following types of awards to our eligible employees, and in certain cases, consultants: (i) stock options, including incentive stock options and non-qualified stock options; (ii) stock appreciation rights, in tandem with stock options or freestanding; and (iii) restricted stock. In addition, the 1998 Incentive Plan provides for the one-time non-discretionary award of stock options to our non-employee directors. Each of these types of awards is discussed in more detail below. Awards may be granted singly, in combination, or in tandem, as determined by the Stock Incentive Committee.

            Stock Options. Under the 1998 Incentive Plan, the Stock Incentive Committee may grant awards in the form of options to purchase shares of our common stock. Options may be in the form of incentive stock options or non-qualified stock options; provided that consultants are not eligible to receive incentive stock options. The Stock Incentive Committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which shall not exceed 10 years, provided, however, that the term of an incentive stock option granted to a ten percent stockholder of dELiA*s shall not exceed five years), the exercise price per share of stock subject to the option, the vesting schedule (if any), and the other material terms of the option. No option may have an exercise price less than the fair market value of the common stock at the time of grant (or, in the case of an incentive stock option granted to a ten percent stockholder of dELiA*s, 110% of Fair Market Value), except that, in the case of certain modifications of the stock options that are deemed to be new issuances under the Code, the exercise price may continue to be the original exercise price.

            The option price may, to the extent determined by the Stock Incentive Committee at or after the time of grant, be paid by a participant in cash, in shares of our common stock owned by the participant (free and clear of any liens and encumbrances), in shares of restricted stock valued at the fair market value on the payment date as determined by the Stock Incentive Committee (without regard to any forfeiture restrictions applicable to restricted stock), by a reduction in the number of shares of our common stock issuable upon exercise of the option or by such other method as is approved by the Stock Incentive Committee. No options may be granted after December 1, 2008.

            As of June 28, 1999, options to purchase 499,533 shares of our common stock have been granted under the 1998 Incentive Plan to a total of 170 individuals at exercise prices ranging from $8.25 to $28.875. Of the options granted, 26,250 have been canceled. These option grants leave a total of 1,526,717 available for future grants under the 1998 Incentive Plan (526,717 without giving effect to the amendment proposed herein).

            As of June 28, 1999, we have granted options under the 1998 Incentive Plan to the following officers and directors:

            Name                                                                   Number        Exercise Price
            ----                                                                   ------        --------------

            Clare R. Copeland......................................................  40,000            $12.50
            Christopher C. Edgar...................................................  34,000              8.25
            Evan Guillemin.........................................................       0                --
            S. Roger Horchow.......................................................       0                --
            Stephen I. Kahn........................................................  32,000              8.25
            Geraldine Karetsky.....................................................       0                --
            Alex S. Navarro........................................................       0                --
            Kent Trowbridge........................................................       0                --
            All current executive officers as a group..............................  66,000              8.25
            All current directors who are not executive officers as a group........  40,000             12.50
            All employees (excluding executive officers)........................... 391,033      9.875-28.875

            As of June 28, 1999, the market value per share of our common stock was $13.1875.

            Restricted Stock. The 1998 Incentive Plan authorizes the Stock Incentive Committee to award shares of restricted stock to our employees and consultants. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including the right to receive dividends currently, unless so specified by the Stock Incentive Committee at the time of grant, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock award agreement. Unless otherwise determined by the Stock Incentive Committee at grant, payment of dividends, if any, shall be deferred until the date that the relevant share of restricted stock vests.

            Recipients of restricted stock are required to enter into a restricted stock award agreement with us which states the restrictions to which the shares are subject and the date or dates or criteria on which such restrictions will lapse. Within the limits of the 1998 Incentive Plan, the Stock Incentive Committee may, based on service or other criteria determined by the Stock Incentive Committee, provide for the lapse of such restrictions in installments in whole or in part or may accelerate or waive such restrictions.

            As of June 28, 1999, no shares of restricted stock had been granted under the 1998 Incentive Plan.

            Stock Appreciation Rights ("SARs"). The 1998 Incentive Plan authorizes the Stock Incentive Committee to grant SARs either with a stock option ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs") to our employees and consultants. A SAR is a right to receive a payment either in cash or common stock as the Stock Incentive Committee may determine, equal in value to the excess of the Fair Market Value of a share of common stock on the date of exercise over the reference price per share of common stock established in connection with the grant of the SAR. The reference price per share covered by an SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be the per share Fair Market Value of our common stock on the date of grant in the case of a Non-Tandem SAR subject to the same exception that applies to stock options.

            A Tandem SAR may be granted at the time of the grant of the related stock option or, if the related stock option is a non-qualified stock option, at any time thereafter during the term of the stock option. A Tandem SAR generally may be exercised at and only at the times and to the extent the related stock option is exercisable. A Tandem SAR is exercised by surrendering the same portion of the related option. A Tandem SAR expires upon the termination of the related stock option. Consultants shall not be eligible for a grant of Tandem SARs granted in connection with all or part of an incentive stock option.

            A Non-Tandem SAR will be exercisable as provided by the Stock Incentive Committee and will have such other terms and conditions as the Stock Incentive Committee may determine. A Non-Tandem SAR may have a term no longer than ten years from its date of grant. A Non-Tandem SAR is subject to acceleration of vesting or immediate termination upon termination of employment in certain circumstances.

            The Stock Incentive Committee is also authorized to grant "limited SARs," either as Tandem SARs or Non-Tandem SARs. Limited SARs would become exercisable only upon the occurrence of a Change in Control (as defined in the 1998 Incentive Plan) or such other event as the Stock Incentive Committee may designate at the time of grant or thereafter.

            As of June 28, 1999, no SARs had been granted under the 1998 Incentive Plan.

            Awards to Non-Employee Directors. Under the 1998 Incentive Plan, each non-employee director who is not a member of the Kahn family is granted an option to purchase 40,000 shares of our common stock at an exercise price per share equal to the fair market value of our common stock at the time of grant. All options granted to non-employee directors will become exercisable at the rate of 20% on each of the first five anniversaries of the date of grant, assuming the non-employee director is a director on those dates, and all such options generally will cease to be exercisable ten years from the date of grant.

            Change in Control. Subject to the next sentence, unless determined otherwise by the Stock Incentive Committee at the time of grant, upon a Change in Control (as defined in the 1998 Incentive Plan), all vesting and forfeiture conditions, restrictions and limitations in effect with respect to any outstanding award made under the 1998 Incentive Plan will immediately lapse and any unvested awards will automatically become 100% vested. However, unless otherwise determined by the Stock Incentive Committee at the time of grant, no acceleration of exercisability shall occur with regard to stock options that the Stock Incentive Committee reasonably determines in good faith prior to a Change in Control will be honored or assumed or new rights substituted therefor by a participant's employer immediately following the Change in Control. The Stock Incentive Committee may also, at its sole discretion, provide for accelerated vesting of an award (other than a grant to non-employee directors) upon a termination of employment during the 180-day period prior to a Change in Control.

            Certain Federal Income Tax Consequences. The rules concerning the Federal income tax consequences with respect to stock options granted pursuant to the 1998 Incentive Plan are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the Federal income tax consequences; it does not set forth any state or local income tax or estate tax consequences that may be applicable. The following summary is included herein for general information only and does not purport to address all of the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee of the grant.

            Incentive Stock Options. Options granted under the 1998 Incentive Plan may be incentive stock options as defined in the Code, provided that such options satisfy the requirements under the Code therefor. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to dELiA*s. The sale of common stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, as well as the holding period requirement described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the option price and will not result in a tax deduction to dELiA*s. To receive incentive stock option treatment, the optionee must not dispose of the common stock purchased pursuant to the exercise of an option either (i) within two years after the option is granted or (ii) within one year after the date of exercise.

            If all requirements for incentive stock option treatment other than the holding period rules are satisfied, the recognition of income by the optionee is deferred until disposition of the common stock, but, in general, any gain (in an amount equal to the lesser of (i) the fair market value of the common stock on the date of exercise (or, with respect to officers and directors, the date that sale of such stock would not create liability ("Section 16(b) liability") under the Securities Exchange Act) minus the option price or
(ii) the amount realized on the disposition minus the option price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee's holding period for the stock disposed of. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), dELiA*s generally will be entitled to a deduction for federal income tax purposes at that time equal to the amount of ordinary income realized by the optionee.

            The 1998 Incentive Plan provides that, with the consent of the Stock Incentive Committee, an optionee may pay for common stock received upon the exercise of an option (including an incentive stock option) with other shares of common stock. In general, an optionee's transfer of stock acquired pursuant to the exercise of an incentive stock option, to acquire other stock in connection with the exercise of an incentive stock option may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option. For example, if an optionee exercises an incentive stock option and uses the stock so acquired to exercise another incentive stock option within the two-year or one-year holding periods discussed above, the optionee may realize ordinary income under the rules summarized above.

            Non-Qualified Stock Options. An optionee will realize no taxable income at the time he or she is granted a non-qualified stock option. Such conclusion is predicated on the assumption that, under existing Treasury Department regulations, a non-qualified stock option, at the time of its grant, has no readily ascertainable fair market value. Ordinary income will be realized when a non-qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of common stock issued to an optionee over the option price. The optionee's holding period with respect to the shares acquired will begin on the date of exercise.

            The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a subsequent sale of the stock will be either a long-term or short-term capital gain or loss, depending on the optionee's holding period for the stock disposed of. Subject to the limitation under Sections 162(m) and 280G of the Code (as described below), dELiA*s generally will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option.

            Certain Other Tax Issues. In addition, (i) our officers and directors who are subject to Section 16(b) liability may be subject to special rules regarding the income tax consequences concerning their options, (ii) any entitlement to a tax deduction on the part of dELiA*s is subject to the applicable Federal tax rules (including, without limitation, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation), (iii) in the event that the exercisability or vesting of any option or award is accelerated because of a change in control, payments relating to the options or awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by dELiA*s, and
(iv) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.

            In general, Section 162(m) of the Code denies a publicly held corporation a deduction for Federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 1998 Incentive Plan is intended to satisfy these requirements with respect to stock options granted thereunder.

                                PERFORMANCE GRAPH

            The following graph and related disclosure information shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Securities Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

            The following performance graph compares the cumulative total return of our common stock, the Nasdaq Stock Market Index and The Nasdaq Stock Market Retail Trade Index. Each case assumes a $100 investment on December 19, 1996 (the first day of public trading of our common stock) and reinvestment of any dividends.

                               [GRAPHIC OMITTED]

                                                                          Cumulative Total Return
                                              December 19, 1996    January 31, 1997    January 30, 1998   January 29, 1999
                                              -----------------    ----------------    ----------------   ----------------
dELiA*s Inc. Common Stock..................                $100             $168.18             $251.14            $150.00
The Nasdaq Stock Market Index--U.S.........                 100              106.54              125.88             196.75
The Nasdaq Stock Market Retail Trade Index.                 100              100.82              117.61             143.72

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

            Based solely on a review of the reports and representations furnished to us during the last fiscal year, we believe that each of the persons required to file reports under Section 16(a) of the Exchange Act filed all such required reports on a timely basis during such period.

               PROPOSAL 3: RATIFICATION OF INDEPENDENT ACCOUNTANTS

            The Board of Directors has appointed Ernst & Young LLP as our independent accountants for the fiscal year ending January 31, 2000 and recommends the ratification by the stockholders of that appointment. In the absence of instructions to the contrary, the shares of common stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Ernst & Young LLP.

            A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions and make such statements as he or she may desire.

            The affirmative vote of the holders of a majority of the shares of common stock present or represented at the meeting will be required to ratify the appointment of Ernst & Young LLP as our independent accountants.

Changes in Accountants

      On May 14, 1999, the audit committee of our board of directors approved the dismissal of Deloitte & Touche LLP, the principal accountant previously engaged to audit our financial statements. Neither of the reports provided by Deloitte & Touche LLP for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years and the subsequent period, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

      On May 14, 1999, the audit committee approved the engagement of Ernst & Young LLP as the principal accountant to audit our financial statements. During our two most recent fiscal years and the subsequent period prior to such appointment, we have not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

                             STOCKHOLDERS PROPOSALS

            Stockholders wishing to include proposals in the proxy material in relation to our annual meeting to be held in 2000 must submit the same in writing so as to be received at our executive office on or before February 15, 2000. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                  ANNUAL REPORT

            Our Annual Report for the fiscal year ended January 31, 1999 is being mailed together with this Proxy Statement to our stockholders of record at the close of business on June 28, 1999.

                                 OTHER BUSINESS

            Our Board of Directors does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their judgment on such matters.

                                          By Order of the Board of Directors,

                                          Alex S. Navarro
                                          Secretary

July 6, 1999

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                       EXHIBIT A

                                  dELiA*s Inc.

                            1998 STOCK INCENTIVE PLAN
                             AS AMENDED AND RESTATED

                    (PROPOSED AMENDMENT IS SHOWN IN ITALICS)
                                  dELiA*s Inc.
                            1998 STOCK INCENTIVE PLAN

                                   ARTICLE I.

                                     PURPOSE

      The purpose of this dELiA*s Inc. 1998 Stock Incentive Plan, (the "Plan"), is to enhance the profitability and value of dELiA*s Inc. (the "Company") for the benefit of its stockholders by enabling the Company (i) to offer employees and Consultants of the Company and its Subsidiaries stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders and (ii) to make equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

                                   ARTICLE II.

                                   DEFINITIONS

      For purposes of this Plan, the following terms shall have the following meanings:

      2.1. "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right or Restricted Stock. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

      2.2. "Board" shall mean the Board of Directors of the Company.

      2.3. "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion. With respect to a Participant's Termination of Directorship, Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

      2.4. "Change in Control" shall have the meaning set forth in Article XI.

      2.5. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

      2.6. "Committee" shall mean a committee of the Board appointed from time to time by the Board. Solely to the extent required under Rule 16b-3 and Section 162(m) of the Code, such committee shall consist of two or more non-employee directors, each of whom shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or
Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

      2.7. "Common Stock" means the Common Stock, $.01 par value per share, of the Company.

      2.8. "Consultant" shall mean any adviser or consultant to the Company and its Subsidiaries.

      2.9. "Disability" shall mean total and permanent disability, as defined in
Section 22(e)(3) of the Code.

      2.10. "Effective Date" shall mean the date on which this Plan is approved and adopted by the Board.

      2.11. "Eligible Employees" shall mean the employees of the Company and its Subsidiaries who are eligible pursuant to Section 5.1 to be granted Awards under this Plan.

      2.12. "Exchange Act" shall mean the Securities Exchange Act of 1934.

      2.13. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940). For purposes of the grant of any Award, the applicable date shall be the date for which the last sales price is available at the time of grant. For purposes of the exercise of any Stock Appreciation Right, the applicable date shall be the date a notice of exercise is received by the Committee or if not a day on which the applicable market is open, the next day that it is open.

      2.14. "Good Reason" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion, decides to treat as a Good Reason termination.

      2.15. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

      2.16. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

      2.17. "Participant" shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees and Consultants of the Company and its Subsidiaries and non-employee directors of the Company; provided, however, that non-employee directors shall be Participants for purposes of the Plan solely with respect to awards of Stock Options pursuant to Article IX.

      2.18. "Restricted Stock" shall mean an award of shares of Common Stock under the Plan that is subject to restrictions under Article VII.

      2.19. "Restriction Period" shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

      2.20. "Retirement" with respect to a Participant's Termination of Employment shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company by a Participant who has attained (i) at least age sixty-five (65); or (ii) such earlier date after age fifty-five (55) as approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age sixty-five (65).

      2.21. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

      2.22. "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

      2.23. "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article IX. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on of the date such right is exercised, over (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

      2.24. "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI or non-employee directors of the Company pursuant to Article IX.

      2.25. "Subsidiary" shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

      2.26. "Ten Percent Stockholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in Section 422 of the Code.

      2.27. "Termination of Directorship" shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company.

      2.28. "Termination of Consultancy" shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Subsidiaries. In the event an entity shall cease to be a Subsidiary, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Subsidiary at the time the entity ceases to be a Subsidiary.

      2.29. "Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Subsidiaries; or (ii) when an entity which is employing a Participant ceases to be a Subsidiary, unless the Participant thereupon becomes employed by the Company or another Subsidiary.

      2.30. "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

      2.31. "Withholding Election" shall have the meaning set forth in Section 14.4.

                                  ARTICLE III.

                                 ADMINISTRATION

      3.1. The Committee. The Plan shall be administered and interpreted by the Committee.

      3.2. Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, (i) Stock Options, (ii) Stock Appreciation Rights, both Tandem and Non-Tandem and (iii) Restricted Stock to Eligible Employees or Consultants. Stock Options shall be granted to non-employee directors of the Company pursuant to Article IX. In particular, the Committee shall have the authority:

            (a) to select the Eligible Employees and Consultants to whom Stock Options, Stock Appreciation Rights and Restricted Stock may from time to time be granted hereunder;

            (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof, are to be granted hereunder to one or more Eligible Employees or Consultants;

            (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Consultant granted hereunder;

            (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

            (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Subsection 6.3(d);

            (f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear a reasonable rate of interest) to Eligible Employees or Consultants in order to exercise Options under the Plan;

            (g) to determine whether a Stock Appreciation Right is Tandem or Non-Tandem; and

            (h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award.

      3.3. Guidelines. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m) of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. If and to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

      3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

      3.5. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

      3.6. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

      3.7. Designation of Consultants Liability.

            (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

            (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Subsidiary. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE IV.

                           SHARE AND OTHER LIMITATIONS

      4.1. Shares.

            (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which other Awards may be granted shall not exceed 2,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is cancelled for any reason without having been exercised in full or, with respect to Options, the Company repurchases any Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

            (b) Individual Participant Limitations. (i) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan to each Participant shall not exceed 400,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company.

                  (i) There are no annual individual Participant limitations on Restricted Stock.

                  (ii) The maximum number of shares of Common Stock subject to any Stock Appreciation Right which may be granted under this Plan to each Participant shall not exceed 400,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company. If a Tandem Stock Appreciation Right or limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Options.

      4.2. Changes.

            (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or Subsidiary, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Subsidiary, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

            (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

            (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

            (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

      Notwithstanding the foregoing and solely to the extent required by Section 16 of the Exchange Act, at the discretion of the Committee, the provisions contained in this subsection shall be adjusted as they apply to Options and Stock Appreciation Rights granted to Eligible Employees and Consultants within six (6) months before the occurrence of an Acquisition Event if the holder of such Award is subject to the reporting requirements of Section 16(a) of the Exchange Act in such manner as determined by the Committee, including without limitation, terminating Options and Stock Appreciation Rights at specific dates after the Acquisition Event, in order to give the holder the benefit of the Option.

      If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this
Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

      4.3. Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE V.

                                   ELIGIBILITY

      5.1. All employees and Consultants of the Company and its Subsidiaries are eligible to be granted Options, Stock Appreciation Rights and Restricted Stock under this Plan. Eligibility under this Plan shall be determined by the Committee in its sole discretion.

      5.2. Non-employee directors of the Company are only eligible to receive an Award of Stock Options in accordance with Article IX of the Plan.

                                   ARTICLE VI.

                   EMPLOYEE AND CONSULTANT STOCK OPTION GRANTS

      6.1. Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code or (ii) a Non-Qualified Stock Option.

      6.2. Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). Notwithstanding any other provision of the Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to a Consultant shall be a Non-Qualified Stock Option.

      6.3. Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

            (a) Option Price. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

            (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five
(5) years.

            (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

            (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock withheld from the shares to be received on the exercise of a Stock Option hereunder, Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee

(without regard to any forfeiture restrictions applicable to such Restricted Stock). No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for. If payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, during the remainder of the Restriction Period, applicable to the Restricted Stock surrendered therefor.

            (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

      Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

            (f) Buy Out and Settlement Provisions. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

            (g) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

            (h) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

      6.4. Termination of Employment or Termination of Consultancy. The following rules apply with regard to Options upon the Termination of Employment of a Participant:

            (a) Termination by Reason of Death. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

            (b) Termination by Reason of Disability. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

            (c) Termination by Reason of Retirement. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

            (d) Involuntary Termination Without Cause or Termination for Good Reason. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

            (e) Termination Without Good Reason. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

            (f) Other Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if, no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                  ARTICLE VII.

                             RESTRICTED STOCK AWARDS

      7.1. Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

      7.2. Awards and Certificates. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Restricted Stock Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

            (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

            (b) Acceptance. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

            (c) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

            "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the dELiA*s Inc. (the "Company") 1998 Stock Incentive Plan and an Agreement entered into between the registered owner and the Company, dated ________. Copies of such Plan and Agreement are on file at the principal office of the Company."

            (d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

      7.3. Restrictions and Conditions on Restricted Stock Awards. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article X and the following restrictions and conditions:

            (a) Restriction Period; Vesting and Acceleration of Vesting. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, or other criteria determined by the Committee, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.

            (b) Rights as Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

            (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

            7.4. Termination of Employment for Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                  ARTICLE VIII.

                            STOCK APPRECIATION RIGHTS

      8.1. Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

      8.2. Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

            (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

            (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VIII.

            (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this
Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

            (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

            (e) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

      8.3. Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

      8.4. Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

            (a) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

      (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

            (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

            (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

      8.5. Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

      8.6. Termination of Employment. The following rules apply with regard to Stock Appreciation Rights upon the Termination of Employment or Termination of Consultancy of a Participant.

            (a) Termination by Death. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

            (b) Termination by Reason of Disability. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

            (c) Termination by Reason of Retirement. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such right, whichever period is the shorter; provided, however, that, if the Participant dies within such one (1) year period, any unexercised Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or if no rights of the Participant are reduced, thereafter) from the date of such death or until the expiration of the stated term of such right, whichever period is the shorter.

            (d) Involuntary Termination Without Cause or Termination for Good Reason. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination or until the expiration of the stated term of such right, whichever period is shorter.

            (e) Termination Without Good Reason. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirements), any Stock Appreciation Right held by such Participant, unless greater or lesser exercise rights are provided by the Committee at the time of grant or, if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Appreciation Right.

            (f) Other Termination. Unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Appreciation Right held by such Participant shall thereupon terminate or expire as of the date of termination, provided, that (unless the Committee determines a different period upon grant, or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination as provided in subsection (e) above, within ninety
(90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Appreciation Right held by the Participant at the time of the occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                   ARTICLE IX.

                    NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

      9.1. Options. The terms of this Article IX shall apply only to Options granted to non-employee directors.

      9.2. Grants. Without further action by the Board or the stockholders of the Company, each non-employee director other than Geraldine Karetsky and Sidney
S. Kahn elected subsequent to the Effective Date shall subject to the terms of the Plan, be granted Options to purchase 40,000 shares of Common Stock upon the date the non-employee director begins service as a director on the Board.

      9.3. Non-Qualified Stock Options. Stock Options granted under this Article IX shall be Non-Qualified Stock Options.

      9.4. Terms of Options. Options granted under this Article shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Committee shall deem desirable:

            (a) Option Price. The purchase price per share deliverable upon the exercise of an Option granted pursuant to Section 9.2(a)(1) shall be the Price to the Public and the purchase price per share deliverable upon the exercise of an Option granted pursuant to Section 9.2(a)(2) shall be 100% of the Fair Market Value of such Common Stock at the time of the grant of the Option, or the par value of the Common Stock, whichever is greater.

            (b) Exercisability. Except as otherwise provided herein, twenty percent (20%) of any Option granted under this Article IX shall be exercisable on or after each of the five anniversaries following the date of grant. All Options shall fully vest upon a Change in Control.

            (c) Method for Exercise. A non-employee director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the non-employee director or a combination thereof or by such other method as approved by the Board.

            (d) Option Term. Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

      9.5. Termination of Directorship. The following rules apply with regard to Options upon the Termination of Directorship:

            (a) Death, Disability or Otherwise Ceasing to be a Director Other than for Cause. Except as otherwise provided herein, upon the Termination of Directorship, on account of Disability, death, Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, for the remainder of the stated term of such Options.

            (b) Cause. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

            (c) Cancellation of Options. No Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

      9.6. Changes. (a) The Awards to a non-employee director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 9.6, but shall not be subject to Section 4.2(d).

            (b) If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each non-employee director at least twenty (20) days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full effective as of such consummation all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

                                   ARTICLE X.

                               NON-TRANSFERABILITY

      No Stock Option or Stock Appreciation Right shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

                                   ARTICLE XI.

                          CHANGE IN CONTROL PROVISIONS

      11.1. Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

            (a) Subject to paragraph (c) below with regard to Options granted to Eligible Employees and Consultants, all outstanding Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this
Section 11.1, Change in Control price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

            (b) The restrictions to which any shares of Restricted Stock of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

            (c) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to an Eligible Employee or Consultant hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

                  (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within thirty (30) days of the Change in Control;

                  (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

                  (iii) the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

      For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation ss. 1.425-1 (and any amendments thereto).

            (d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award (other than a grant to a non-employee director pursuant to Article IX hereof), upon a Termination of Employment during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the Pre-Change in Control Period shall be the one hundred eighty (180) day period prior to a Change in Control.

      11.2. Change in Control. A "Change in Control" shall be deemed to have occurred:

            (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, or as a group or individually Stephen I. Kahn, his spouse and their issue and any trusts for the benefit of any of them), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

            (b) a change in the composition of the Board of Directors of the Company such that the individuals who, as of the date hereof, comprise the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this subsection that any individual who becomes a member of an Incumbent Board subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved in advance or contemporaneously with such election by a vote of at least a majority of those individuals who are members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company or actual or threatened tender offer for shares of the Company or similar transaction or other contest for corporate control (other than a tender offer by the Company) shall not be so considered as a member of the Incumbent Board; or

            (c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

            (d) upon the stockholder's of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                  ARTICLE XII.

                      TERMINATION OR AMENDMENT OF THE PLAN

      12.1. Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or, if and to the extent required, under the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees, Consultants and non-employee directors eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum option period under Section 6.3; (vi) change any rights under the Plan with regard to non-employee directors; or (vii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3,
Section 162(m) of the Code or, with regard to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

Except with respect to the award of Stock Options to non-employee directors under Article IX, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                  ARTICLE XIII.

                                  UNFUNDED PLAN

      13.1. Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE XIV.

                               GENERAL PROVISIONS

      14.1. Legend. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

      All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      14.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      14.3. No Right to Employment/Consultancy/Directorship. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment or consultancy by the Company or any Subsidiary, nor shall they be a limitation in any way on the right of the Company or any Subsidiary by which an employee is employed or a Consultant is retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

      14.4. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.

      The Committee may permit, as it decides to approve in its sole discretion, any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

      14.5. Listing and Other Conditions.

            (a) If the Common Stock becomes listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

            (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

            (c) Upon termination of any period of suspension under this Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

      14.6. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

      14.7. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

      14.8. Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

      14.9. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

      14.10. No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

      14.11. Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

      14.12. Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

      14.13. Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

      14.14. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                   ARTICLE XV.

                                  TERM OF PLAN

      No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XVI.

                                  NAME OF PLAN

      This Plan shall be known as the dELiA*s Inc. 1998 Stock Incentive Plan.

     The Board of Directors recommends a vote "FOR" all nominees in item 1 and "FOR" Item 2 and 3.

1.    Election of Directors

FOR all nominees |X|      WITHHOLD AUTHORITY to vote    |X|      EXCEPTIONS |X|
listed below              for all nominees listed below

Nominees: Christopher C. Edgar and Stephen I. Kahn
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

Exceptions
          ----------------------------------------------------------------------

2. Approval of the dELiA*s Inc. 1998 Stock Incentive Plan as amended and restated of June 28, 1999.

      FOR |X|                  AGAINST |X|              ABSTAIN |X|

3.    Appointment of independent auditors. Ernst & Young.

      FOR |X|                  AGAINST |X|              ABSTAIN |X|

      Change of Address and/
      or Comments Mark Here |X|

[ILLEGIBLE]

Date:_____________________________________________________________________, 1999

________________________________________________________________________________
Signature

________________________________________________________________________________
Signature

Votes must be indicated (x) in Black or Blue ink. |X|

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                  dELiA*s INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 5, 1999

      The undersigned hereby appoints Christopher C. Edgar, Evan Guillemin and Stephen I. Kahn, and each of them, with the power to act without the other and with full power of substitution, as proxies to represent and to vote, as directed herein, all shares the undersigned is entitled to vote at the annual meeting of the stockholders of dELiA*s Inc. to be held in the offices of CIBC World Markets Corp., One World Financial Center, 200 Liberty Street, 40th Floor, New York, New York on Thursday, August 5, 1999 at 11.00 A.M., and all adjournments thereof, as follows:

      PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

      Unless otherwise marked, the proxies are appointed with authority to vote "FOR" all nominees for election and "FOR" the appointment of Independent public accountants.

               (Continued and to be signed on the reverse side.)

                                             dELiA*s INC.
                                             P.O. BOX 11386
                                             NEW YORK, N.Y. 10203-0386